SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         April 28, 2004
                                                -------------------------------

Commission      Registrant, State of Incorporation,        I.R.S. Employer
File Number     Address and Telephone Number              Identification No.

1-3526          The Southern Company                           58-0690070
                (A Delaware Corporation)
                270 Peachtree Street, N.W.
                Atlanta, Georgia 30303
                (404) 506-5000
1-3164          Alabama Power Company                          63-0004250
                (An Alabama Corporation)
                600 North 18th Street
                Birmingham, Alabama 35291
                (205) 257-1000
1-6468          Georgia Power Company                          58-0257110
                (A Georgia Corporation)
                241 Ralph McGill Boulevard, N.E.
                Atlanta, Georgia 30308
                (404) 506-6526
0-2429          Gulf Power Company                             59-0276810
                (A Maine Corporation)
                One Energy Place
                Pensacola, Florida 32520
                (850) 444-6111
001-11229       Mississippi Power Company                      64-0205820
                (A Mississippi Corporation)
                2992 West Beach
                Gulfport, Mississippi 39501
                (228) 864-1211
1-5072          Savannah Electric and Power Company            58-0418070
                (A Georgia Corporation)
                600 East Bay Street
                Savannah, Georgia 31401
                (912) 644-7171
333-98553       Southern Power Company                         58-2598670
                (A Delaware Corporation)
                270 Peachtree Street, N.W.
                Atlanta, Georgia 30303
                (404) 506-5000

The addresses of the registrants have not changed since the last report.

This combined Form 8-K is filed separately by seven registrants: The Southern Company, Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company and Southern Power Company. Information contained herein relating to each registrant is filed by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrants.

Item 12.     Results of Operations and Financial Condition.
             ---------------------------------------------

         The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

         On April 28, 2004, The Southern Company issued a press release regarding its earnings for the three months ended March 31, 2004. A copy of this release is being furnished as Exhibit 99.01 to this Current Report on Form 8-K. In addition, certain additional information regarding the financial results for the three months ended March 31, 2004 is being furnished as Exhibits 99.02 through 99.06 to this Current Report on Form 8-K.

         The exhibits hereto contain business segment information for Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company and Southern Power Company. Accordingly, this report is also being furnished on behalf of each such registrant.

         The following exhibits relate to the three months ended March 31, 2004:

Exhibit 99.01         Press Release.

Exhibit 99.02         Financial Highlights.

Exhibit 99.03         Significant Factors Impacting EPS.

Exhibit 99.04         Analysis of Consolidated Earnings.

Exhibit 99.05         Kilowatt Hour Sales.

Exhibit 99.06         Financial Overview.

                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     April 28, 2004              THE SOUTHERN COMPANY



                                      By /s/W. Dean Hudson
                                          W. Dean Hudson
                                           Comptroller


                                      ALABAMA POWER COMPANY
                                      GEORGIA POWER COMPANY
                                      GULF POWER COMPANY
                                      MISSISSIPPI POWER COMPANY
                                      SAVANNAH ELECTRIC AND POWER COMPANY
                                      SOUTHERN POWER COMPANY



                                      By /s/Wayne Boston
                                           Wayne Boston
                                        Assistant Secretary